UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

Item 1. Reports to Stockholders.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Semi-Annual Report

April 30, 2015

TAXI

Aberdeen

Aberdeen

Simply asset management.

Aberdeen’s Investor Relations Services
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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) for the six months ended April 30, 2015. The Fund’s principal investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this investment objective by investing primarily in equity securities of emerging market smaller company issuers.

On June 16, 2015, the Board of Directors of the Fund approved changing the Fund’s ticker symbol to “ABE”; such change is currently expected to be implemented by the end of July 2015. Additional information about the change in ticker will be announced in a press release at least ten days’ prior to the effective date of the change.

Total Return Performance

For the six months ended April 30, 2015, the total return to shareholders of the Fund based on the net asset value (“NAV”), net of fees, of the Fund was -3.5%, assuming reinvestment of dividends and distributions, versus a return of 8.2% for the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index.1 The Fund’s total return for the six months ended April 30, 2015 and per annum since inception is based on the reported NAV on each financial reporting period end.

Share Price and NAV

For the six months ended April 30, 2015, based on market price, the Fund’s total return was -5.4%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 6.9% over the six months, from $14.15 on October 31, 2014 to $13.18 on April 30, 2015. The Fund’s share price on April 30, 2015 represented a discount of 11.6% to the NAV per share of $14.90 on that date, compared with a discount of 9.8% to the NAV per share of $15.69 on October 31, 2014.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at certain discounts to the NAV. During the six months ended April 30, 2015 the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in

Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, I invite you to visit the Fund on the web at www.aberdeenetf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact Us

•	Visit us: http://www.aberdeen-asset.us/cef or www.aberdeenetf.com;

•	Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;

•	Email us: InvestorRelations@aberdeen-asset.com; or

•	Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

[1]

The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the small-cap segment of global emerging markets. As of April 30, 2015, the MSCI Emerging Markets Small Cap Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	1

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Report of the Investment Adviser (unaudited)

Market review

Shares of smaller companies in emerging stock markets, as measured by the MSCI Emerging Markets (EM) Small Cap Index, rose and outperformed their larger emerging markets counterparts, as represented by the MSCI Emerging Markets Index,1 over the six-month reporting period ended April 30, 2015 against a backdrop of unprecedented monetary policy easing. Together with the European Central Bank, which started its generous quantitative easing program, many global central banks trimmed interest rates in an effort to revive economic growth and stave off deflationary threats that were exacerbated by the sharp decline in the oil price for much of the period. Expectations that China would step up efforts to bolster decelerating growth, and hopes that the U.S. Federal Reserve (Fed) will delay normalizing policy rates in the wake of disappointing economic data, further boosted investors’ risk appetite. However, concerns over a potential Greek exit from the Eurozone persisted, while escalating conflict in the Middle East capped gains.

Fund performance review

The Fund’s substantial underweight to Asia’s three largest MSCI EM Small Cap Index constituents – China, Taiwan and Korea, which together account for almost two-thirds of the index – hurt Fund performance for the reporting period, as these markets were more resilient than other developing markets. Extensive currency weakness across most of emerging Europe and Latin America, where the Fund is notably overweight relative to the index, was also a significant contributor to the Fund’s underperformance.

Fund performance also was hindered by the significant exposure to Brazil, Russia, Turkey, Indonesia and Sri Lanka, which lagged the overall asset class in the wake of slowing domestic growth, weak commodity prices, as well as currency depreciation.

At the stock level, several of the Fund’s holdings remain buffeted by various macroeconomic headwinds. Some holdings have delivered remarkable results considering the difficult operating environment, in our opinion, but their performance in U.S. dollar terms has been eroded by local currency weakness. These included consumer names such as shoe-maker Arezzo and car rental company Localiza in Brazil; hypermarket operator O’Key and vodka producer Synergy in Russia; retailer Aeon Company in Malaysia; along with several more cyclical names such as Indonesian cement company Holcim; Brazilian port operator Wilson Sons; and Grana Y Montero, a Peruvian infrastructure company. But we see these challenges as generally cyclical or short-term in nature; therefore, we maintain our confidence in their long-term prospects.

On a positive note, the Fund’s holdings in South African retailer Spar Group, Belarus-based software development firm EPAM Systems and Turkish lender Turk Ekonomi Bankasi (TEB) aided performance; all were supported by decent earnings. EPAM System, in particular, saw revenue expansion registered in both North America and Europe. Shares of TEB rose further amid optimism over the pricing of a buyout offer for minorities from controlling shareholder BNP Paribas.

In portfolio activity, we initiated a holding in Egypt-based Juhayna Food Industries, which we believe has a good market position, robust distribution network and leading brands in packaged milk, juices and yogurts. Additionally, we participated in the rights issue2 for DGB Financial, and added to the holding in infrastructure company Grana Y Montero as we believed it had an attractive valuation. Conversely, we sold out of TEB following the tender offer by BNP Paribas and its subsequent delisting from the Istanbul Stock Exchange, and also exited the position in Fraser & Neave Holdings Malaysia as we felt that its valuation was no longer as attractive relative to what we viewed as better opportunities elsewhere. We also trimmed the holdings in Blom Bank and semiconductor equipment maker ASM International on relative share price strength.

Outlook

Emerging stock markets have so far benefited from the Fed’s inaction and quantitative easing by other major central banks, but existing headwinds persist, in our view. Economic recoveries in major developing economies remain fragile despite recent rate cuts; increased political tensions have added to the uncertainty. We think that the U.S. appears on track to normalize interest rates, although expectations for when and how aggressively it will act after a slew of underwhelming data have been tempered. More volatility is to be expected against the uncertain backdrop. Nevertheless, none of this reflects on the fundamental quality of many of our holdings, which remain compelling and supported by encouraging long-term prospects, in our opinion. We will continue to use any short-term market fluctuation as an opportunity to add to our favored holdings.

Aberdeen Asset Managers Limited

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	3

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio, based on geographic region, expressed as a percentage of net assets as of April 30, 2015.

Region	As a Percentage of Net Assets
Asia	46.7%
Latin America	16.9%
Africa	12.2%
Europe	9.9%
North America	6.9%
Middle East	5.5%
Global	1.0%
Other Assets in Excess of Liabilities	0.9%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 subindustries. An industry classification standard sector can include more than one industry group. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by GICS Sectors, are comprised of several industries. As of April 30, 2015, the Fund held 99.4% of its net assets in equities and 0.6% in other assets in excess of liabilities.

Asset Allocation	As a Percentage of Net Assets
Financials	20.9%
Consumer Staples	18.8%
Industrials	16.0%
Consumer Discretionary	15.1%
Materials	11.4%
Information Technology	9.5%
Health Care	5.7%
Private Equity	1.7%
Short-Term Investment	0.3%
Other Assets in Excess of Liabilities	0.6%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2015:

Name of Security	As a Percentage of Net Assets
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	4.1%
Parque Arauco SA	2.8%
EPAM Systems, Inc.	2.8%
Godrej Consumer Products Ltd.	2.3%
Aeon Co. (M) Bhd	2.3%
Petra Foods Ltd.	2.3%
SPAR Group Ltd.	2.3%
BNK Financial Group, Inc.	2.2%
Jollibee Foods Corp.	2.2%
Clicks Group Ltd.	2.1%

4	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes average annual Fund performance compared to the MSCI EM Small Cap Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2015.(1)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	0.1%	1.3%	4.6%	8.7%
Market Value	-0.3%	1.3%	4.6%	8.9%
MSCI EM Small Cap Index	10.1%	7.5%	4.2%	n/a(2)

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on April 30, 2015. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. The Fund’s total return for the year is based on the reported NAV on financial reporting period ends. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenetf.com or by calling 800-522-5465.

The gross operating expense ratio, excluding fee waivers, based on the six months ended April 30, 2015 is 1.62%. The net operating expense ratio, net of fee waivers and/or expense reimbursements, based on the six months ended April 30, 2015 is 1.57%.

(1)    Effective March 15, 2013, the Fund’s investment strategy changed from an infrastructure focus to a global emerging markets smaller company issuer focus. In connection with the strategy change, the Fund’s benchmark changed from the MSCI Emerging Markets Infrastructure Index to the MSCI Emerging Markets Small Cap Index. The Fund’s performance information for periods that include performance prior to March 15, 2013, such as three-, five- and ten-year performance information, includes periods when the Fund was managed with an infrastructure focus. In light of this, a comparison of that performance to the MSCI Emerging Markets Small Cap Index may not provide useful information to investors evaluating older Fund performance in relation to its current Index.

(2)    There is no 10 year figure for the MSCI EM Small Cap Index because the inception date of the Index is June 1, 2007.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	5

Portfolio of Investments (unaudited)

As of April 30, 2015

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES—96.3%
COMMON STOCKS—94.6%
BRAZIL—11.9%
COMMERCIAL SERVICES & SUPPLIES—1.0%
92,000	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	$ 1,430,558
HEALTH CARE PROVIDERS & SERVICES—1.7%
697,000	OdontoPrev SA	2,429,015
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.7%
173,155	Iguatemi Empresa de Shopping Centers SA	1,551,697
134,000	Multiplan Empreendimentos Imobiliarios SA	2,357,158
		3,908,855
ROAD & RAIL—1.4%
171,450	Localiza Rent a Car SA	1,998,481
SOFTWARE—1.4%
177,000	Totvs SA	2,044,963
SPECIALTY RETAIL—0.4%
104,000	Cia Hering	604,404
TEXTILES, APPAREL & LUXURY GOODS—1.9%
343,413	Arezzo Industria e Comercio SA	2,800,464
TRANSPORTATION INFRASTRUCTURE—1.4%
201,000	Wilson Sons Ltd., BDR	2,077,412
		17,294,152
CHILE—4.0%
INFORMATION TECHNOLOGY SERVICES—1.2%
745,000	Sonda SA	1,760,034
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.8%
2,192,849	Parque Arauco SA	4,122,908
		5,882,942
CHINA—2.7%
CHEMICALS—1.3%
2,200,000	Yingde Gases Group Co. Ltd.(a)	1,919,244
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.4%
2,130,000	Yanlord Land Group Ltd.(a)	1,933,368
		3,852,612
EGYPT—1.4%
FOOD PRODUCTS—1.4%
16,957	Edita Food Industries SAE(b)	267,073
1,477,692	Juhayna Food Industries	1,812,727
		2,079,800

See Notes to Financial Statements.

6	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
COMMON STOCKS (continued)
HONG KONG—6.4%
BANKS—1.5%
1,000,000	Dah Sing Banking Group Ltd.(a)	$ 2,164,207
HOTELS, RESTAURANTS & LEISURE—1.2%
450,000	Cafe de Coral Holdings Ltd.(a)	1,675,683
MARINE—0.8%
3,300,000	Pacific Basin Shipping Ltd.(a)	1,222,063
SPECIALTY RETAIL—0.9%
2,700,000	Giordano International Ltd.	1,341,195
TEXTILES, APPAREL & LUXURY GOODS—1.0%
1,460,000	Texwinca Holdings Ltd.(a)	1,415,814
TRANSPORTATION INFRASTRUCTURE—1.0%
136,000	Hong Kong Aircraft Engineering Co. Ltd.(a)	1,488,171
		9,307,133
INDIA—11.4%
CHEMICALS—3.2%
235,000	Castrol (India) Ltd.(a)	1,635,968
850,000	Kansai Nerolac Paints Ltd.	2,997,717
		4,633,685
CONSTRUCTION MATERIALS—1.5%
440,000	Ramco Cements Ltd. (The)(a)	2,135,740
INFORMATION TECHNOLOGY SERVICES—1.1%
263,074	MphasiS Ltd.(a)	1,621,917
PERSONAL PRODUCTS—2.3%
204,372	Godrej Consumer Products Ltd.(a)	3,411,911
PHARMACEUTICALS—1.4%
134,500	Piramal Enterprises Ltd.	2,018,082
ROAD & RAIL—1.9%
109,000	Container Corp. of India(a)	2,806,311
		16,627,646
INDONESIA—7.3%
BANKS—1.3%
15,300,000	Bank Permata Tbk PT	1,900,328
CONSTRUCTION MATERIALS—1.2%
14,234,600	Holcim Indonesia Tbk PT(a)	1,699,459
FOOD PRODUCTS—2.3%
1,148,000	Petra Foods Ltd.(a)	3,357,871
SPECIALTY RETAIL—0.4%
11,759,900	Ace Hardware Indonesia Tbk PT(a)	584,840

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	7

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
COMMON STOCKS (continued)
TRADING COMPANIES & DISTRIBUTORS—2.1%
7,665,500	AKR Corporindo Tbk PT(a)	$ 3,068,520
		10,611,018
JORDAN—1.4%
PHARMACEUTICALS—1.4%
64,806	Hikma Pharmaceuticals PLC(a)	2,026,623
KENYA—1.8%
BEVERAGES—1.8%
753,800	East African Breweries Ltd.	2,549,852
LEBANON—1.0%
BANKS—1.0%
144,000	BLOM Bank SAL, GDR	1,432,800
MALAYSIA—6.5%
AUTOMOBILES—1.0%
640,200	Oriental Holdings Bhd(a)	1,403,250
BEVERAGES—0.9%
300,000	Guinness Anchor Bhd(a)	1,230,008
FOOD PRODUCTS—1.2%
240,000	United Plantations Bhd	1,745,332
MULTILINE RETAIL—2.3%
3,737,900	Aeon Co. (M) Bhd(a)	3,402,072
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.1%
1,733,585	SP Setia Bhd	1,659,841
		9,440,503
MEXICO—4.1%
TRANSPORTATION INFRASTRUCTURE—4.1%
149,271	Grupo Aeroportuario del Centro Norte SAB de CV, ADR(b)	5,961,884
NETHERLANDS—1.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.5%
45,000	ASM International NV(a)	2,184,838
NIGERIA—1.5%
BANKS—0.2%
3,216,011	Zenith Bank PLC(a)	338,311
BEVERAGES—1.3%
2,125,000	Guinness Nigeria PLC(a)	1,800,831
		2,139,142
OMAN—1.0%
BANKS—1.0%
275,100	Bank Muscat SAOG, GDR(a)	1,515,801

See Notes to Financial Statements.

8	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
COMMON STOCKS (continued)
PERU—1.0%
CONSTRUCTION & ENGINEERING—1.0%
190,037	Grana y Montero SA, ADR	$ 1,524,097
PHILIPPINES—2.2%
HOTELS, RESTAURANTS & LEISURE—2.2%
705,660	Jollibee Foods Corp.(a)	3,148,978
POLAND—1.6%
FOOD & STAPLES RETAILING—1.6%
233,898	Eurocash SA(a)	2,372,398
REPUBLIC OF SOUTH KOREA—3.4%
BANKS—2.2%
214,283	BNK Financial Group, Inc.(a)	3,203,452
MULTILINE RETAIL—1.2%
9,000	Shinsegae Co. Ltd.(a)	1,688,654
		4,892,106
ROMANIA—1.9%
BANKS—1.9%
1,045,000	BRD-Groupe Societe Generale	2,823,464
RUSSIA—1.6%
BEVERAGES—0.9%
133,150	Synergy Co.(b)	1,269,203
FOOD & STAPLES RETAILING—0.7%
336,532	O’Key Group SA, GDR	1,009,596
		2,278,799
SOUTH AFRICA—8.9%
CHEMICALS—1.1%
1,303,000	African Oxygen Ltd.	1,522,471
DIVERSIFIED FINANCIAL SERVICES—1.7%
224,059	JSE Ltd.	2,506,485
FOOD & STAPLES RETAILING—4.4%
401,900	Clicks Group Ltd.(a)	3,080,027
203,327	SPAR Group Ltd.(a)	3,256,710
		6,336,737
HOTELS, RESTAURANTS & LEISURE—1.7%
196,384	City Lodge Hotels Ltd.	2,531,511
		12,897,204
SRI LANKA—1.3%
INDUSTRIAL CONGLOMERATES—1.3%
1,223,076	John Keells Holdings PLC(a)	1,888,130

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	9

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Shares		Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING COUNTRIES (continued)
COMMON STOCKS (continued)
THAILAND—5.5%
CONSTRUCTION MATERIALS—1.0%
134,000		Siam City Cement PCL, Foreign Shares(a)	$ 1,488,551
ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS—1.5%
1,679,000		Hana Microelectronics PCL, Foreign Shares(a)	2,260,737
HEALTH CARE PROVIDERS & SERVICES—1.2%
348,000		Bumrungrad Hospital PCL, Foreign Shares(a)	1,690,538
MEDIA—0.9%
1,086,100		BEC World PCL, Foreign Shares(a)	1,325,242
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.9%
1,020,000		Central Pattana PCL, Foreign Shares(a)	1,295,431
			8,060,499
TURKEY—3.3%
CONSTRUCTION MATERIALS—2.1%
501,702		Cimsa Cimento Sanayi VE Ticaret A.S.(a)	3,078,347
INSURANCE—1.2%
1,982,000		Aksigorta AS(a)	1,765,325
			4,843,672
			137,636,093
PRIVATE EQUITY—1.7%
GLOBAL—1.0%
7,248,829	(c)	Emerging Markets Ventures I, L.P.(a)(b)(d)(e)(f)(g)	219,712
2,400,000	(c)	Telesoft Partners II QP, L.P.(a)(b)(e)(f)(h)	1,224,336
			1,444,048
ISRAEL—0.7%
1,674,587	(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)(g)	262,106
2,000,000	(c)	Concord Fund I Liquidating Main Trust(a)(b)(e)(f)(g)	79,400
2,750,000	(c)	Giza GE Venture Fund III, L.P.(a)(b)(e)(f)(g)	168,658
761,184	(c)	Neurone Ventures II, L.P.(a)(b)(e)(f)(h)	475,679
32,574	(c)	Vidyo, Inc. Trust A (Preferred)(a)(b)(e)(f)(h)	25,779
15,531	(c)	Vidyo, Inc. Trust B (Preferred)(a)(b)(e)(f)(h)	12,291
13,219	(c)	Vidyo, Inc. Trust B1 (Preferred)(a)(b)(e)(f)(h)	10,461
6,864	(c)	Vidyo, Inc. Trust C (Preferred)(a)(b)(e)(f)(h)	5,432
4,150	(c)	Vidyo, Inc. Trust C1 (Preferred)(a)(b)(e)(f)(h)	3,284
1,802	(c)	Vidyo, Inc. Trust Common(a)(b)(e)(f)(h)	1,426
2,713	(c)	Vidyo, Inc. Trust D (Preferred)(a)(b)(e)(f)(h)	2,147
1,368	(c)	Vidyo, Inc. Trust Warrants(a)(b)(e)(f)(h)	1,083
			1,047,746
			2,491,794

See Notes to Financial Statements.

10	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2015

Shares		Description	Value (US$)
WARRANTS—0.0%
SRI LANKA—0.0%
INDUSTRIAL CONGLOMERATES—0.0%
81,028		John Keells Holdings PLC, expires 11/11/16(b)	$ 25,226
81,028		John Keells Holdings PLC, expires 11/12/15(b)	15,805
			41,031
		Total Long-Term Equity Securities in Emerging Countries—96.3% (cost $162,699,206)	140,168,918
LONG-TERM EQUITY SECURITIES IN DEVELOPED COUNTRIES—2.8%
COMMON STOCK—2.8%
UNITED STATES—2.8%
INFORMATION TECHNOLOGY SERVICES—2.8%
61,562		EPAM Systems, Inc.(b)	3,983,677
			3,983,677
PRIVATE EQUITY—0.0%
UNITED STATES—0.0%
1,952,000	(c)	Technology Crossover Ventures IV, L.P.(a)(b)(d)(e)(f)(g)	7,671
			7,671
		Total Long-Term Equity Securities in Developed Countries—2.8% (cost $2,570,757)	3,991,348
SHORT-TERM INVESTMENT—0.3%
$529,000		Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 04/30/2015, due 05/01/2015 repurchase price $529,000, collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $543,075	529,000
		Total Short-Term Investment—0.3% (cost $529,000)	529,000
		Total Investments—99.4% (cost $165,798,963)(i)	144,689,266
		Other Assets in Excess of Liabilities—0.6%	823,387
		Net Assets—100.0%	$145,512,653

(a)       Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)      Non-income producing security.

(c)       Represents contributed capital.

(d)      As of April 30, 2015, the aggregate amount of open commitments for the Fund is $1,524,584.

(e)       Illiquid security.

(f)         Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.

(g)      In liquidation.

(h)       Still an active investment.

(i)           See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

ADR          American Depositary Receipt

BDR          Brazilian Depositary Receipt

GDR         Global Depositary Receipt

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	11

Statement of Assets and Liabilities (unaudited) As of April 30, 2015

Assets
Investments, at value (cost $165,269,963)	$ 144,160,266
Repurchase agreement, at value (cost $529,000)	529,000
Foreign currency, at value (cost $503,098)	490,798
Cash	275
Dividends receivable	544,257
Receivable for investments sold	160,521
Prepaid expenses and other assets	6,518
Total assets	145,891,635
Liabilities
Investment advisory fees payable (Note 3)	123,331
Payable for investments purchased	70,348
Director fees payable	25,999
Investor relations fees payable (Note 3)	22,048
Administration fee payable (Note 3)	9,487
Accrued expenses	127,769
Total liabilities	378,982
$145,512,653
Net Assets
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 9,765
Paid-in capital in excess of par	164,382,145
Distributions in excess of net investment income	(140,484)
Accumulated net realized gain from investment and foreign currency transactions	2,389,737
Net unrealized depreciation on investments and other assets and liabilities denominated in foreign currencies	(21,128,510)
Net Assets	$145,512,653
Net asset value per share based on 9,764,732 shares issued and outstanding	$ 14.90

See Notes to Financial Statements.

12	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statement of Operations (unaudited) For the Six Months Ended April 30, 2015

Net Investment Income
Income
Dividend and other income (net of foreign withholding taxes of $127,167)	$ 1,411,692
Total Investment Income	1,411,692
Expenses
Investment advisory fee (Note 3)	785,726
Directors’ fees and expenses	92,917
Custodian’s fees and expenses	61,928
Administration fee (Note 3)	57,431
Investor relations fees and expenses (Note 3)	32,793
Legal fees and expenses	30,560
Independent auditors’ fees and expenses	26,614
Reports to shareholders and proxy solicitation	24,047
Insurance expense	19,342
Transfer agent’s fees and expenses	12,422
Miscellaneous	16,949
Total expenses	1,160,729
Less: Fee waivers (Note 3)	(32,166)
Net expenses	1,128,563

Net Investment Income	283,129
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions(a)	45,041
Foreign currency transactions	(129,340)
(84,299)
Net change in unrealized appreciation/(depreciation) on:
Investments	(5,880,366)
Foreign currency translation	7,589
(5,872,777)
Net realized and unrealized loss from investments	(5,957,076)
Net Decrease in Net Assets Resulting from Operations	$(5,673,947)

(a) Includes realized gain portion of distributions from underlying private equity investments of $36,720. See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	13

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (unaudited)	For the Year Ended October 31, 2014
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 283,129	$ 1,695,337
Net realized gain/(loss) from investments and foreign currency related transactions	(84,299)	(5,033,111)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(5,872,777)	(700,661)
Net decrease in net assets resulting from operations	(5,673,947)	(4,038,435)
Distributions to Shareholders from:
Net investment income	(2,029,014)	(2,854,581)
Net realized gains	–	(46,909,496)
Net decrease in net assets from distributions	(2,029,014)	(49,764,077)
Common Stock Transactions:
Issuance of 0 and 1,518,067 shares, respectively, due to stock distribution (Note 5)	–	19,871,497
Change in net assets from common stock transactions	–	19,871,497
Change in net assets resulting from operations	(7,702,961)	(33,931,015)
Net Assets:
Beginning of period	153,215,614	187,146,629
End of period (including accumulated net investment income/(distributions in excess of net investment income) of ($140,484) and $1,605,401, respectively)	$145,512,653	$153,215,614

Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.

14	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2015		For the Fiscal Years Ended October 31,
	(unaudited)		2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$15.69		$22.69	$22.95	$20.02	$20.86	$17.99
Net investment income	0.03		0.18	0.23	0.42	0.41	0.57
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.61)		(0.93)	(0.10)	2.85	(0.72)	2.69
Total from investment operations applicable to common shareholders	(0.58)		(0.75)	0.13	3.27	(0.31)	3.26
Distributions to common shareholders from:
Net investment income	(0.21)		(0.30)	(0.39)	(0.34)	(0.53)	(0.39)
Net realized gains	–		(5.73)	–	–	–	–
Total distributions	(0.21)		(6.03)	(0.39)	(0.34)	(0.53)	(0.39)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–		(0.22)	–	–	–	–
Net asset value per common share, end of period	$14.90		$15.69	$22.69	$22.95	$20.02	$20.86
Market value, end of period	$13.18		$14.15	$20.47	$20.65	$18.03	$19.08
Total Investment Return Based on(b):
Market value	(5.38%	)	1.00%	1.04%	16.56%	(2.76% )	22.35%
Net asset value	(3.53%	)	1.03%	0.77%	16.67%	(1.24% )	18.60%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$145,513		$153,216	$187,147	$189,240	$165,075	$172,030
Average net assets applicable to common shareholders (000 omitted)	$144,768		$151,939	$190,084	$175,613	$169,025	$157,099
Net operating expenses, net of fee waivers	1.57%	(c)	1.61%	1.47%	1.43%	1.50%	1.53%
Net operating expenses, excluding fee waivers	1.62%	(c)	1.66%	1.52%	1.48%	1.55%	1.61%
Net investment income	0.39%	(c)	1.12%	0.99%	1.97%	2.00%	2.97%
Portfolio turnover	3.47%		9.88%	99.18%	5.14%	49.48%	5.36%

(a)	Based on average shares outstanding.

(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	15

Notes to Financial Statements (unaudited)

April 30, 2015

1. Organization

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) was incorporated in Maryland on October 12, 1993, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ETF”. On June 16, 2015, the Board of Directors of the Fund approved changing the Fund’s ticker symbol to “ABE”; such change is currently expected to be implemented by the end of July 2015.

The Fund’s investment objective is to seek long-term capital appreciation.

As a fundamental policy, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers. An emerging market country is any country determined by Aberdeen Asset Managers Limited, the Fund’s investment adviser (the “Adviser”), to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Smaller companies for the purposes of this policy can be companies that, at the time of purchase, have a market capitalization of less than $5 billion.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

The Fund also invests in private equity private placement securities, which represented 1.7% of the net assets of the Fund as of April 30, 2015. The private equity private placement securities are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good

16	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Banks	$6,156,592	$7,221,771	$–	$13,378,363
Beverages	2,549,852	4,300,042	–	6,849,894
Chemicals	4,520,188	3,555,212	–	8,075,400
Commercial Services & Supplies	1,430,558	–	–	1,430,558
Construction & Engineering	1,524,097	–	–	1,524,097
Diversified Financial Services	2,506,485	–	–	2,506,485
Food & Staples Retailing	1,009,596	8,709,135	–	9,718,731
Food Products	3,825,132	3,357,871	–	7,183,003
Health Care Providers & Services	2,429,015	1,690,538	–	4,119,553
Hotels, Restaurants & Leisure	2,531,511	4,824,661	–	7,356,172
Industrial Conglomerates	41,031	1,888,130	–	1,929,161
Information Technology Services	5,743,711	1,621,917	–	7,365,628
Pharmaceuticals	2,018,082	2,026,623	–	4,044,705
Real Estate Management & Development	9,691,604	3,228,799	–	12,920,403
Road & Rail	1,998,481	2,806,311	–	4,804,792
Software	2,044,963	–	–	2,044,963
Specialty Retail	1,945,599	584,840	–	2,530,439
Textiles, Apparel & Luxury Goods	2,800,464	1,415,814	–	4,216,278

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

Investments, at Value	Level 1	Level 2	Level 3	Total
Transportation Infrastructure	$8,039,296	$1,488,171	$–	$9,527,467
Other	–	30,134,709	–	30,134,709
Private Equity	–	–	2,499,465	2,499,465
Short-Term Investment	–	529,000	–	529,000
Total	$62,806,257	$79,383,544	$2,499,465	$144,689,266

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the six months ended April 30, 2015, the securities issued by Aeon Co., Clicks Group Ltd., Godrej Consumer Products Ltd., Oriental Holding Bhd, Petra Foods Ltd., and Ramco Cements Ltd. in the amounts of $3,402,072, $3,080,027, $3,411,911, $1,403,250, $3,357,871, and $2,135,740, respectively, transferred from Level 1 to Level 2 because there was a valuation factor applied at April 30, 2015. The securities issued by Giordano International Ltd., O’Key Group SA, and United Plantations Bhd in the amounts of

$1,341,195, $1,009,596, and $1,745,332, respectively, transferred from Level 2 to Level 1 because there was not a valuation factor applied at April 30, 2015.

The significant unobservable inputs used in the fair value measurement of the Fund’s private equity holdings are audited financial statements, interim financial statements, capital calls, distributions, and discussions with investment companies. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 4/30/15	Valuation Technique	Unobservable Inputs	Range
Private Equity	$2,499,465	Partner Capital Value/Net Asset Value	Capital Calls & Distributions	$0-$36,720

Amounts listed as “–” are $0 or round to $0.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 10/31/14	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Contributed	Distributions/ Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of 4/30/15
Private Equity	$2,735,971	$–	$(692,704)	$456,198	$–	$–	$–	$–	$2,499,465
Total	$2,735,971	$–	$(692,704)	$456,198	$–	$–	$–	$–	$2,499,465

Amounts listed as “–” are $0 or round to $0.

Change in unrealized appreciation/depreciation relating to investments still held at April 30, 2015 is $(190,595).

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)        market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

18	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

(ii)     purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Rights Issues and Warrants:

Rights issues give existing shareholders the right to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	19

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

these countries. The Fund accrues such taxes when the related income is earned.

h. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. AAML has agreed to contractually waive 0.05% of its annual advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement shall continue until the end of the current term of the Advisory Agreement and may continue thereafter if specifically approved by the Adviser and the Fund’s Board. For the six month period ended April 30, 2015, AAML earned $785,726 for advisory services, of which AAML waived $32,166.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee payable quarterly by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly Managed Assets . For the six month period ended April 30, 2015, AAMI earned $57,431 from the Fund for administration services.

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI, an affiliate of AAML, serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six-month period ended April 30, 2015, the Fund incurred fees of approximately $32,741 for investor relations services. Effective January 1, 2015, these fees are capped at 5 basis points per annum. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended April 30, 2015, 2,095 shares were purchased pursuant to the Directors compensation plan. As of April 30, 2015, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2015, were $5,019,672 and $7,478,263, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. As of April 30, 2015, there were 9,764,732 shares of common stock issued and outstanding.

On December 6, 2013, the Board of Directors declared the payment of an elective cash distribution in the amount of $6.02616 per share of common stock to be paid, on January 31, 2014, to shareholders of record at the close of business on December 20, 2013. The distribution was payable in shares of the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all shareholders was limited to 60% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the cash distribution was pro-rated among all stockholders who made such requests. Shareholders who requested cash distributions received $4.37 per share of the distribution in cash and received the balance in the Fund’s common stock. For purposes of

20	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

computing the stock portion of the dividend, the common stock distributed was valued at $13.09 per share, which equalled the average closing price of the Fund’s common shares on the NYSE MKT on January 23, 2014 and the two preceding trading days. Following the close of the elective stock distribution, the Fund issued 1,518,067 shares. Following the closing of the elective cash distribution, the Fund’s number of shares was 9,764,732.

6. Restricted Securities

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security(1)(2)	Acquisition Date(s)	Cost	Fair Value At 4/30/15	Percent of Net Assets	Cumulative Distributions Received	Open Commitments(3)
BPA Israel Ventures, LLC	10/05/00 – 12/09/05	$989,431	$262,106	0.18	$268,344	$625,413
Concord Fund I Liquidating Main Trust	12/08/97 – 09/29/00	1,194,943	79,400	0.05	1,386,405	–
Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	2,509,231	219,712	0.15	7,518,174	851,171
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,717,032	168,658	0.12	885,262	–
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	223,817	475,679	0.33	431,533	–
Technology Crossover Ventures IV, L.P.	03/08/00 – 09/27/10	359,691	7,671	0.01	3,036,050	48,000
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	1,285,581	1,224,336	0.84	1,109,561	–
Vidyo, Inc. Trust Warrants	10/24/12	1,251	1,083	0.00	–	–
Vidyo, Inc. Trust Common	10/24/12	1,648	1,426	0.00	–	–
Vidyo, Inc. Trust A (Preferred)	10/24/12	29,796	25,779	0.02	–	–
Vidyo, Inc. Trust B (Preferred)	10/24/12	14,207	12,291	0.01	–	–
Vidyo, Inc. Trust B1 (Preferred)	10/24/12	12,092	10,461	0.01	–	–
Vidyo, Inc. Trust C (Preferred)	10/24/12	6,279	5,432	0.00	–	–
Vidyo, Inc. Trust C1 (Preferred)	10/24/12	3,796	3,284	0.00	–	–
Vidyo, Inc. Trust D (Preferred)	10/24/12	2,482	2,147	0.00	–	–
Total		$8,351,277	$2,499,465	1.72	$14,635,329	$1,524,584

Amounts listed as “–” are $0 or round to $0.

(1)    Neurone Ventures II, L.P., Telesoft Partners II QP, L.P. and Vidyo, Inc. Trust are still considered active investments by the Fund’s Adviser. BPA Israel Ventures, LLC, Concord Fund I Liquidating Main Trust, Giza GE Venture Fund III, L.P., Emerging Markets Ventures I, L.P. and Technology Crossover Ventures IV, L.P. are in liquidation.

(2)    Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. SVE Star Ventures IX reached the end of its term in 2012 and accordingly, its entire portfolio was sold in a secondary transaction which closed December 24, 2012. During the secondary sale process, the Fund’s pro rata shareholdings in Vidyo, Inc. Trust (and its affiliate Delta Vidyo) were excluded from the transaction, placed in trust and considered as a distribution-in-kind.

(3)    The open committments are unlikely to be called.

The Fund may incur certain costs in connection with the disposition of the above securities.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	21

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Board has instructed Fund management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the six month period ended April 30, 2015, the Fund did not repurchase shares through this program.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

b. Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

d. Risks Associated with Focus on Emerging Markets Smaller Companies:

The Fund focuses its investments in the equity securities of emerging markets smaller companies issuers. Securities of companies in emerging market countries are generally more volatile, harder to price and less liquid than U.S. securities, due to less stable governments, more volatile currencies and less established markets. Additionally, securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. These risks will have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not focus its investments in these types of securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$165,798,963	$18,331,453	$(39,441,150)	$(21,109,697)

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other

22	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2015

similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of April 30, 2015 other than those listed below.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	23

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 26, 2015 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To re-elect two directors to serve as Class II directors for a three year term until their successors are duly elected and qualified:

	Votes For	Votes Withheld
Steven N. Rappaport	4,940,109	4,215,220
Alexander Zagoreos	2,846,514	6,308,815

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac, James J. Cattano and Martin M. Torino.

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) and Aberdeen Asset Managers Limited (the “Adviser”) require that the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its in-person meeting on December 9, 2014 (the “Meeting”), the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the renewal of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board’s materials also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Board also considered other matters such as: (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies, (iii) the Adviser’s investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Board in connection with their consideration of the renewal of the Advisory Agreement, it was noted that the Board received materials in advance of each regular quarterly meeting that provided information relating to the services provided by the Adviser.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

24	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Supplemental Information (unaudited) (continued)

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Board reviewed, among other things, the Advisers’ investment experience. The Board received information regarding the Adviser’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and the Adviser’s ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also took into account the Adviser’s risk management processes. The Board considered the Adviser’ brokerage policies and practices. Management reported to the Board on, among other things, its business and its organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”).

The Board received and considered: information for the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark; the Fund’s share performance and premium/discount information. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return against its Morningstar Group average and other comparable Aberdeen-managed funds and segregated accounts.

Based on these factors, the Board determined that the Adviser is an appropriate investment Adviser for the Fund.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (the “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each US closed-end, country-specific equity fund managed by AAML. Although there were no other substantially similar Aberdeen-advised US vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure for the Fund was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund’s portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund’s management fees compare relative to its Peer Group at higher asset levels.

The Board also considered other factors, which included but were not limited to the following:

•                 the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•                 whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	25

Supplemental Information (unaudited) (continued)

•                 the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

•                 so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*	*	*	*	*

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Directors voting separately, approved the Fund’s Agreement for an additional one-year period.

26	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Steven N. Rappaport

Martin M. Torino

Alexander Zagoreos

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited

Bow Bells House

1 Bread Street

London, United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street, 5th Floor

Boston, MA 02210

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

The accompanying Financial Statements as of April 30, 2015 were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “ETF”. Information about the Fund’s net asset value and market price is available at www.aberdeenetf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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With 13 U.S. closed-end funds investing around the world – that's an awfully big commitment. But it's just one of the ways we seek out what we believe are the best investment opportunities on your behalf.

Speak with your financial advisor or wealth manager today about diversifying* your portfolio with Aberdeen's global and emerging market closed-end funds.

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*Diversification does not necessarily ensure return or protect against a loss.
Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund's investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.
Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. "Aberdeen" is a U.S. registered service trademark of Aberdeen Asset Management PLC.
ETF-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b)  During the period ended April 30, 2015, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1, 2014 through November 30, 2014	None	None	None	824,667
December 1, 2014 through	None	None	None	824,667

December 31, 2014
January 1, 2015 through January 31, 2015	None	None	None	824,667
February 1, 2015 through February 28, 2015	None	None	None	824,667
March 1, 2015 through March 31, 2015	None	None	None	824,667
April 1, 2015 through April 30, 2015	None	None	None	824,667
Total	None	None	None	--

1 The Fund’s open market repurchase program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 2, 2015

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 2, 2015